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                                                                   EXHIBIT 10.28


                   AMENDMENT NO. 1 TO THE SEVERANCE AGREEMENT
             BETWEEN SEABULK INTERNATIONAL, INC. AND HUBERT THYSSEN,
                         DATED AS OF SEPTEMBER 15, 2004

         This Amendment to the Severance Agreement by and between Seabulk International, Inc., a Delaware corporation (the "Company") and Hubert Thyssen ("Employee"), dated as of April 21, 2003 ("the Agreement"), is entered into as of the 15 day of September, 2004.

         WHEREAS, the Compensation Committee and Board of Directors of the Company authorized this amendment at its meetings on July 29, 2004;

         NOW THEREFORE, in consideration of the mutual covenants and the mutual benefits provided in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and the Employee hereby amend the Agreement as set forth hereinbelow.

       1. Section 3(b) of the Agreement is hereby amended and restated by deleting the text appearing therein in its entirety and inserting the following text in lieu thereof:

              3(b)Cause Executive and those of his dependents (including his spouse) who were covered under the Company's medical and dental benefit plans on the day prior to Executive's Involuntary Termination to continue to be covered under such plans (or to receive equivalent benefits) throughout the Severance Period, without any cost to Executive; provided, however, that (i) such coverage under this subsection (b) shall terminate if and to the extent Executive becomes eligible to receive medical and dental coverage from a subsequent employer (and any such eligibility shall be promptly reported to the Company by Executive), (ii) if Executive (and/or his spouse) would have been entitled to retiree medical and/or dental coverage under the Company's plans had he voluntarily retired on the date of such Involuntary Termination, then such retiree coverages shall be continued as provided under such plans, and (iii) such coverage to Executive (or the receipt of equivalent benefits) shall be provided under one or more insurance policies so that reimbursement or payment of benefits to Executive thereunder shall not result in taxable income to Executive (or, if any such reimbursement or payment of benefits is taxable, then the Company shall pay to Executive an amount as shall be required to hold Executive harmless from any additional tax liability resulting from the failure by the Company to so provide insurance policies so that reimbursement or payment of benefits to Executive thereunder shall not result in taxable income to Executive). Such coverage under the Company's medical and dental benefit plans ("Health Coverage") shall be in addition to the eighteen months of COBRA coverage. "Health Coverage" means that if Executive elects to continue coverage for himself or his eligible dependents under Company's group health plans pursuant to


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              the Consolidated Omnibus Budget Reconciliation Act of 1985, as
              amended ("COBRA"), during the Severance Period, then throughout the Severance Period Company shall promptly reimburse Executive on a monthly basis for the difference between the amount Executive pays to effect and continue such coverage and the employee contribution amount that active senior executive employees pay for the same or similar coverage under Company's group health plans. Further, if after the Severance Period Executive continues his COBRA coverage and Executive's COBRA coverage terminates at any time during the eighteen-month period commencing on the day immediately following the last day of the Severance Period (the "Extended Coverage Period"), then Company shall provide Executive (and his eligible dependents) with health benefits substantially similar to those provided under its group health plans for active employees for the remainder of the Extended Coverage Period at a cost to Executive that is no greater than the cost of COBRA coverage; provided, however, that such health benefits shall be provided to Executive under one or more insurance policies so that reimbursement or payment of benefits to Executive thereunder shall not result in taxable income to Executive (or, if any such reimbursement or payment of benefits is taxable, then Company shall pay to Executive an amount as shall be required to hold Executive harmless from any additional tax liability resulting from the failure by Company to so provide insurance policies so that reimbursement or payment of benefits to Executive thereunder shall not result in taxable income to Executive). Notwithstanding the preceding provisions of this paragraph, Company's obligation to reimburse Executive during the Severance Period and to provide health benefits to Executive during the Extended Coverage Period shall immediately end if and to the extent Executive becomes eligible to receive health plan coverage from a subsequent employer (with Executive being obligated hereunder to promptly report such eligibility to Company).


       2. Section 4(b) of the Agreement is hereby amended and restated by deleting the text appearing therein in its entirety and inserting the following text in lieu thereof:

              4(b) Cause Executive and those of his dependents (including his spouse) who were covered under the Company's medical and dental benefit plans on the day prior to Executive's Involuntary Termination to continue to be covered under such plans (or to receive equivalent benefits) throughout the Severance Period, without any cost to Executive; provided, however, that (i) such coverage shall under this subsection (b) terminate if and to the extent Executive becomes eligible to receive medical and dental coverage from a subsequent employer (and any such eligibility shall be promptly reported to the Company by Executive), (ii) if Executive (and/or his spouse) would have been entitled to retiree medical and/or dental coverage under the Company's plans had he


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              voluntarily retired on the date of such Involuntary Termination, then such retiree coverages shall be continued as provided under such plans, and (iii) such coverage to Executive (or the receipt of equivalent benefits) shall be provided under one or more insurance policies so that reimbursement or payment of benefits to Executive thereunder shall not result in taxable income to Executive (or, if any such reimbursement or payment of benefits is taxable, then the Company shall pay to Executive an amount as shall be required to hold Executive harmless from any additional tax liability resulting from the failure by the Company to so provide insurance policies so that reimbursement or payment of benefits to Executive thereunder shall not result in taxable income to Executive). Such coverage under the Company's medical and dental benefit plans ("Health Coverage") shall be in addition to the eighteen months of COBRA coverage. "Health Coverage" means that if Executive elects to continue coverage for himself or his eligible dependents under Company's group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), during the Severance Period, then throughout the Severance Period Company shall promptly reimburse Executive on a monthly basis for the difference between the amount Executive pays to effect and continue such coverage and the employee contribution amount that active senior executive employees pay for the same or similar coverage under Company's group health plans. Further, if after the Severance Period Executive continues his COBRA coverage and Executive's COBRA coverage terminates at any time during the eighteen-month period commencing on the day immediately following the last day of the Severance Period (the "Extended Coverage Period"), then Company shall provide Executive (and his eligible dependents) with health benefits substantially similar to those provided under its group health plans for active employees for the remainder of the Extended Coverage Period at a cost to Executive that is no greater than the cost of COBRA coverage; provided, however, that such health benefits shall be provided to Executive under one or more insurance policies so that reimbursement or payment of benefits to Executive thereunder shall not result in taxable income to Executive (or, if any such reimbursement or payment of benefits is taxable, then Company shall pay to Executive an amount as shall be required to hold Executive harmless from any additional tax liability resulting from the failure by Company to so provide insurance policies so that reimbursement or payment of benefits to Executive thereunder shall not result in taxable income to Executive). Notwithstanding the preceding provisions of this paragraph, Company's obligation to reimburse Executive during the Severance Period and to provide health benefits to Executive during the Extended Coverage Period shall immediately end if and to the extent Executive becomes eligible to receive health plan coverage from a subsequent employer (with Executive being obligated hereunder to promptly report such eligibility to Company).

       3. Section 4(d) of the Agreement is hereby amended by substituting "thirty-six" in lieu of "twelve" on line 2 of the subsection.

       4.     As so amended, the Agreement remains in full force and effect.


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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment No. 1 to be duly executed and delivered as of the day and year first above written.



                                        SEABULK INTERNATIONAL, INC.

/s/ Hubert E. Thyssen                   /s/ Alan R. Twaits
------------------------                ------------------------------
Employee                                By: Alan R. Twaits
                                            Senior Vice President






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